                                                                     EXHIBIT 9


                              SERVICES AGREEMENT

   AGREEMENT made as of the 17th day of April, 1995 by and between Dean Witter InterCapital Inc., a Delaware corporation (herein referred to as "InterCapital"), and Dean Witter Services Company Inc., a Delaware corporation (herein referred to as "DWS").

   WHEREAS, InterCapital has entered into separate agreements (each such agreement being herein referred to as an "Investment Management Agreement") with certain investment companies as set forth on Schedule A (each such investment company being herein referred to as a "Fund" and, collectively, as the "Funds") pursuant to which InterCapital is to perform, or supervise the performance of, among other services, administrative services for the Funds (and, in the case of Funds with multiple portfolios, the Series or Portfolios of the Funds (such Series and Portfolio being herein individually referred to as "a Series" and, collectively, as "the Series"));

   WHEREAS, InterCapital desires to retain DWS to perform the administrative services as described below; and

   WHEREAS, DWS desires to be retained by InterCapital to perform such administrative services:

   Now, therefore, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

   1. DWS agrees to provide administrative services to each Fund as hereinafter set forth. Without limiting the generality of the foregoing, DWS shall (i) administer the Fund's business affairs and supervise the overall day-to-day operations of the Fund (other than rendering investment advice); (ii) provide the Fund with full administrative services, including the maintenance of certain books and records, such as journals, ledger accounts and other records required under the Investment Company Act of 1940, as amended (the "Act"), the notification to the Fund and InterCapital of available funds for investment, the reconciliation of account information and balances among the Fund's custodian, transfer agent and dividend disbursing agent and InterCapital, and the calculation of the net asset value of the Fund's shares; (iii) provide the Fund with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Fund; (iv) oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent, as well as accounting, auditing and other services; (v) provide the Fund with adequate general office space and facilities; (vi) assist in the preparation and the printing of the periodic updating of the Fund's registration statement and prospectus (and, in the case of an open-end Fund, the statement of additional information), tax returns, proxy statements, and reports to its shareholders and the Securities and Exchange Commission; and (vii) monitor the compliance of the Fund's investment policies and restrictions.

   In the event that InterCapital enters into an Investment Management Agreement with another investment company, and wishes to retain DWS to perform administrative services hereunder, it shall notify DWS in writing. If DWS is willing to render such services, it shall notify InterCapital in writing, whereupon such other Fund shall become a Fund as defined herein.

   2. DWS shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of DWS shall be deemed to include officers of DWS and persons employed or otherwise retained by DWS (including officers and employees of InterCapital, with the consent of InterCapital) to furnish services, statistical and other factual data, information with respect to technical and scientific developments, and such other information, advice and assistance as DWS may desire. DWS shall maintain each Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, DWS shall surrender to InterCapital or to the Fund such of the books and records so requested.

   3. InterCapital will, from time to time, furnish or otherwise make available to DWS such financial reports, proxy statements and other information relating to the business and affairs of the Fund as DWS may reasonably require in order to discharge its duties and obligations to the Fund under this Agreement or to comply with any applicable law and regulation or request of the Board of Directors/Trustees of the Fund.

   4. For the services to be rendered, the facilities furnished, and the expenses assumed by DWS, InterCapital shall pay to DWS monthly compensation calculated daily (in the case of an open-end Fund) or weekly (in the case of a closed-end Fund) by applying the annual rate or rates set forth on Schedule B to the net assets of each Fund. Except as hereinafter set forth, (i) in the case of an open-end Fund, compensation under this Agreement shall be calculated by applying 1/365th of the annual rate or rates to the Fund's or the Series' daily net assets determined as of the close of business on that day or the last previous business day and (ii) in the case of a closed-end Fund, compensation under this Agreement shall be calculated by applying the annual rate or rates to the Fund's average weekly net assets determined as of the close of the last business day of each week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth on Schedule B. Subject to the provisions of paragraph 5 hereof, payment of DWS' compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 5 hereof.

   5. In the event the operating expenses of any open-end Fund and/or any Series thereof, or of InterCapital Income Securities Inc., including amounts payable to InterCapital pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund and/or any Series thereof imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, or, in the case of InterCapital Income Securities Inc. or Dean Witter Variable Investment Series or any Series thereof, the expense limitation specified in the Fund's Investment Management Agreement, the fee payable hereunder shall be reduced on a pro rata basis in the same proportion as the fee payable by the Fund under the Investment Management Agreement is reduced.

   6. DWS shall bear the cost of rendering the administrative services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund employed by DWS, and such clerical help and bookkeeping services as DWS shall reasonably require in performing its duties hereunder.

   7. DWS will use its best efforts in the performance of administrative activitives on behalf of each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, DWS shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by DWS or for any losses sustained by the Fund or its investors. It is understood that, subject to the terms and conditions of the Investment Management Agreement between each Fund and InterCapital, InterCapital shall retain ultimate responsibility for all services to be performed hereunder by DWS. DWS shall indemnify InterCapital and hold it harmless from any liability that InterCapital may incur arising out of any act or failure to act by DWS in carrying out its responsibilities hereunder.

   8. It is understood that any of the shareholders, Directors/Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, DWS, and in any person controlling, controlled by or under common control with DWS, and that DWS and any person controlling, controlled by or under common control with DWS may have an interest in the Fund. It is also understood that DWS and any affiliated persons thereof or any persons controlling, controlled by or under common control with DWS have and may have advisory, management, administration service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

   9. This Agreement shall continue until April 30, 1995, and thereafter shall continue automatically for successive periods of one year unless terminated by either party by written notice delivered to the other party within 30 days of the expiration of the then-existing period. Notwithstanding the foregoing, this Agreement may be terminated at any time, by either party on 30 days' written notice delivered to the other party. In the event that the Investment Management Agreement between any Fund and InterCapital is terminated, this Agreement will automatically terminate with respect to such Fund.

   10. This Agreement may be amended or modified by the parties in any manner by written agreement executed by each of the parties hereto.

   11. This Agreement may be assigned by either party with the written consent of the other party.

   12. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written in New York, New York.

                                       DEAN WITTER INTERCAPITAL INC.


                                       By:
                                            ...............................


Attest:



 .......................................

                                            DEAN WITTER SERVICES COMPANY INC.


                                            By:
                                                 ...............................


Attest:



 .......................................

                                  SCHEDULE A
                              DEAN WITTER FUNDS
                      AS AMENDED AS OF OCTOBER 25, 1996

 OPEN-END FUNDS
    1.   Active Assets California Tax-Free Trust
    2.   Active Assets Government Securities Trust
    3.   Active Assets Money Trust
    4.   Active Assets Tax-Free Trust
    5.   Dean Witter American Value Fund
    6.   Dean Witter Balanced Growth Fund
    7.   Dean Witter Balanced Income Fund
    8.   Dean Witter California Tax-Free Daily Income Trust
    9.   Dean Witter California Tax-Free Income Fund
   10.   Dean Witter Capital Appreciation Fund
   11.   Dean Witter Capital Growth Securities
   12.   Dean Witter Convertible Securities Trust
   13.   Dean Witter Developing Growth Securities Trust
   14.   Dean Witter Diversified Income Trust
   15.   Dean Witter Dividend Growth Securities Inc.
   16.   Dean Witter European Growth Fund Inc.
   17.   Dean Witter Federal Securities Trust
   18.   Dean Witter Global Asset Allocation Fund
   19.   Dean Witter Global Dividend Growth Securities
   20.   Dean Witter Global Short-Term Income Fund Inc.
   21.   Dean Witter Global Utilities Fund
   22.   Dean Witter Hawaii Municipal Trust
   23.   Dean Witter Health Sciences Trust
   24.   Dean Witter High Income Securities
   25.   Dean Witter High Yield Securities Inc.
   26.   Dean Witter Income Builder Fund
   27.   Dean Witter Information Fund
   28.   Dean Witter Intermediate Income Securities
   29.   Dean Witter Intermediate Term U.S. Treasury Trust
   30.   Dean Witter International SmallCap Fund
   31.   Dean Witter Japan Fund
   32.   Dean Witter Limited Term Municipal Trust
   33.   Dean Witter Liquid Asset Fund Inc.
   34.   Dean Witter Mid-Cap Growth Fund
   35.   Dean Witter Multi-State Municipal Series Trust
   36.   Dean Witter National Municipal Trust
   37.   Dean Witter Natural Resource Development Securities Inc.
   38.   Dean Witter New York Municipal Money Market Trust
   39.   Dean Witter New York Tax-Free Income Fund
   40.   Dean Witter Pacific Growth Fund Inc.
   41.   Dean Witter Precious Metals and Minerals Trust
   42.   Dean Witter Premier Income Trust
   43.   Dean Witter Retirement Series
   44.   Dean Witter Select Dimensions Investment Series
         (i)    American Value Portfolio
         (ii)   Balanced Portfolio
         (iii)  Core Equity Portfolio
         (iv)   Developing Growth Portfolio
         (v)    Diversified Income Portfolio
         (vi)   Dividend Growth Portfolio
         (vii)  Emerging Markets Portfolio
         (viii) Global Equity Portfolio
         (ix)   Mid-Cap Growth Portfolio
         (x)    Money Market Portfolio
         (xi)   North American Government Securities Portfolio
         (xii)  Utilities Portfolio
         (xiii) Value-Added Market Portfolio
   45.   Dean Witter Select Municipal Reinvestment Fund
   46.   Dean Witter Short-Term Bond Fund
   47.   Dean Witter Short-Term U.S. Treasury Trust
   48.   Dean Witter Special Value Fund
   49.   Dean Witter Strategist Fund
   50.   Dean Witter Tax-Exempt Securities Trust
   51.   Dean Witter Tax-Free Daily Income Trust
   52.   Dean Witter U.S. Government Money Market Trust

                               A-1









   53.   Dean Witter U.S. Government Securities Trust
   54.   Dean Witter Utilities Fund
   55.   Dean Witter Value-Added Market Series
   56.   Dean Witter Variable Investment Series
         (i)    Capital Appreciation Portfolio
         (ii)   Capital Growth Portfolio
         (iii)  Dividend Growth Portfolio
         (iv)   Equity Portfolio
         (v)    European Growth Portfolio
         (vi)   Global Dividend Growth Portfolio
         (vii)  High Yield Portfolio
         (viii) Income Builder Portfolio
         (ix)   Money Market Portfolio
         (x)    Quality Income Plus Portfolio
         (xi)   Pacific Growth Portfolio
         (xii)  Strategist Portfolio
         (xiii) Utilities Portfolio
   57.   Dean Witter World Wide Income Trust
   58.   Dean Witter World Wide Investment Trust
CLOSED-END FUNDS
   59.   High Income Advantage Trust
   60.   High Income Advantage Trust II
   61.   High Income Advantage Trust III
   62.   InterCapital Income Securities Inc.
   63.   Dean Witter Government Income Trust
   64.   InterCapital Insured Municipal Bond Trust
   65.   InterCapital Insured Municipal Trust
   66.   InterCapital Insured Municipal Income Trust
   67.   InterCapital California Insured Municipal Income Trust
   68.   InterCapital Insured Municipal Securities
   69.   InterCapital Insured California Municipal Securities
   70.   InterCapital Quality Municipal Investment Trust
   71.   InterCapital Quality Municipal Income Trust
   72.   InterCapital Quality Municipal Securities
   73.   InterCapital California Quality Municipal Securities
   74.   InterCapital New York Quality Municipal Securities

                                                                    SCHEDULE B

                      DEAN WITTER SERVICES COMPANY INC.
                       SCHEDULE OF ADMINISTRATIVE FEES
                        AS AMENDED AS OF MAY 1, 1997

   Monthly compensation calculated daily by applying the following annual rates to a fund's net assets:

FIXED INCOME FUNDS
------------------

Dean Witter Balanced Income Fund          0.060% to the net assets.

Dean Witter California Tax-Free           0.055% of the portion of the daily
 Income Fund                              net assets not exceeding $500 million;
                                          0.0525% of the portion of the daily
                                          net assets exceeding $500 million but
                                          not exceeding $750 million; 0.050% of
                                          the portion of the daily net assets
                                          exceeding $750 million but not
                                          exceeding $1 billion; 0.0475% of the
                                          portion of the daily net assets
                                          exceeding $1 billion but not
                                          exceeding $1.25 billion; and 0.045%
                                          of the portion of the daily net
                                          assets exceeding $1.25 billion.

Dean Witter Convertible Securities        0.060% of the portion of the daily net
 Securities Trust                         assets not exceeding $750 million;
                                          .055% of the portion of the daily net
                                          assets exceeding $750 million but not
                                          exceeding $1 billion; 0.050% of the
                                          portion of the daily net assets of
                                          the exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.0475% of
                                          the portion of the daily net assets
                                          exceeding $1.5 billion but not
                                          exceeding $2 billion; 0.045% of the
                                          portion of the daily net assets
                                          exceeding $2 billion but not
                                          exceeding $3 billion; and 0.0425% of
                                          the portion of the daily net assets
                                          exceeding $3 billion.

Dean Witter Diversified                   0.040% of the net assets.
 Income Trust

Dean Witter Federal Securities            0.055% of the portion of the daily net
 Trust                                    assets not exceeding $1 billion;
                                          0.0525% of the portion of the daily
                                          net assets exceeding $1 billion but
                                          not exceeding $1.5 billion; 0.050% of
                                          the portion of the daily net assets
                                          exceeding $1.5 billion but not
                                          exceeding $2 billion; 0.0475% of the
                                          portion of the daily net assets
                                          exceeding $2 billion but not
                                          exceeding $2.5 billion; 0.045% of the
                                          portion of the daily net assets
                                          exceeding $2.5 billion but not
                                          exceeding $5 billion; 0.0425% of the
                                          portion of the daily net assets
                                          exceeding $5 billion but not
                                          exceeding $7.5 billion; 0.040% of the
                                          portion of the daily net assets
                                          exceeding $7.5 billion but not
                                          exceeding $10 billion; 0.0375% of the
                                          portion of the daily net assets
                                          exceeding $10 billion but not
                                          exceeding $12.5 billion; and 0.035%
                                          of the portion of the daily net
                                          assets exceeding $12.5 billion.

Dean Witter Global Short-Term             0.055% of the portion of the daily net
 Income Fund Inc.                         assets not exceeding $500 million; and
                                          0.050% of the portion of the daily net
                                          assets exceeding $500 million.

Dean Witter Hawaii Municipal              0.035% to the net assets.
 Trust

Dean Witter High Income                   0.050% of the portion of the daily
 Securities                               net assets not exceeding $500
                                          million; and 0.0425% of the portion
                                          of the daily net assets exceeding
                                          $500 million.

Dean Witter High Yield                    0.050% of the portion of the daily net
 Securities Inc.                          assets not exceeding $500 million;
                                          0.0425% of the portion of the daily
                                          net assets exceeding $500 million but
                                          not exceeding $750 million; 0.0375% of
                                          the portion of the daily net assets
                                          exceeding $750 million but not
                                          exceeding $1 billion; 0.035% of the
                                          portion of the daily net assets
                                          exceeding $1 billion but not exceeding
                                          $2 billion; 0.0325% of the portion of
                                          the daily net assets exceeding $2
                                          billion but not exceeding $3 billion;
                                          and 0.030% of the portion of the daily
                                          net assets exceeding $3 billion.

Dean Witter Intermediate                  0.060% of the portion of the daily net
 Income Securities                        assets not exceeding $500 million;
                                          0.050% of the portion of the daily net
                                          assets exceeding $500 million but not
                                          exceeding $750 million; 0.040% of the
                                          portion of the daily net assets
                                          exceeding $750 million but not
                                          exceeding $1 billion; and 0.030% of
                                          the portion of the daily net assets
                                          exceeding $1 billion.

Dean Witter Intermediate Term             0.035% to the net assets.
 U.S. Treasury Trust

Dean Witter Limited Term                  0.050% to the net assets.
 Municipal Trust

Dean Witter Multi-State Municipal         0.035% to the net assets.
 Series Trust (10 Series)

Dean Witter National                      0.035% to the net assets.
 Municipal Trust

Dean Witter New York Tax-Free             0.055% of the portion of the
 Income Fund                              daily net assets not exceeding
                                          $500 million; and 0.0525% of the
                                          portion of the daily net assets
                                          exceeding $500 million.

Dean Witter Premier                       0.050% to the net assets.
 Income Trust

Dean Witter Retirement Series-            0.065% to the net assets.
 Intermediate Income Securities
 Series

Dean Witter Retirement Series-            0.065% to the net assets.
 U.S. Government Securities
 Series

Dean Witter Select Dimensions             0.039% to the net assets.
 Investment Series-North American
 Government Securities Portfolio

Dean Witter Short-Term                    0.070% to the net assets.
 Bond Fund

Dean Witter Short-Term U.S.               0.035% to the net assets.
 Treasury Trust

Dean Witter Tax-Exempt                    0.050% of the portion of the daily net
 Securities Trust                         assets not exceeding $500 million;
                                          0.0425% of the portion of the daily
                                          net assets exceeding $500 million but
                                          not exceeding $750 million; 0.0375% of
                                          the portion of the daily net assets
                                          exceeding $750 million but not
                                          exceeding $1 billion; and 0.035% of
                                          the portion of the daily net assets
                                          exceeding $1 billion but not
                                          exceeding $1.25 billion; .0325% of
                                          the portion of the daily net assets
                                          exceeding $1.25 billion.

Dean Witter U.S. Government               0.050% of the portion of the daily
 Securities Trust                         net assets not exceeding $1 billion;
                                          0.0475% of the portion of the daily
                                          net assets exceeding $1 billion but
                                          not exceeding $1.5 billion; 0.045% of
                                          the portion of the daily net assets
                                          exceeding $1.5 billion but not
                                          exceeding $2 billion; 0.0425% of the
                                          portion of the daily net assets
                                          exceeding $2 billion but not
                                          exceeding $2.5 billion; 0.040% of
                                          the portion of the daily net assets
                                          exceeding $2.5 billion but not
                                          exceeding $5 billion; 0.0375% of the
                                          portion of the daily net assets
                                          exceeding $5 billion but not
                                          exceeding $7.5 billion; 0.035% of
                                          the portion of the daily net assets
                                          exceeding $7.5 billion but not
                                          exceeding $10 billion; 0.0325% of
                                          the portion of the daily net assets
                                          exceeding $10 billion but not
                                          exceeding $12.5 billion; and 0.030%
                                          of the portion of the daily net
                                          assets exceeding $12.5 billion.

Dean Witter Variable Investment           0.050% to the net assets.
 Series-High Yield Portfolio

Dean Witter Variable Investment           0.050% to the net assets.
 Series-Quality Income Plus
 Portfolio

Dean Witter World Wide Income             0.075% of the daily net assets up to
 Trust                                    $250 million; 0.060% of the portion of
                                          the daily net assets exceeding $250
                                          million but not exceeding $500
                                          million; 0.050% of the portion of the
                                          daily net assets of the exceeding
                                          $500 million but not exceeding $750
                                          milliion; 0.040% of the portion of
                                          the daily net assets exceeding $750
                                          million but not exceeding $1 billion;
                                          and 0.030% of the daily net assets
                                          exceeding $1 billion.

Dean Witter Select Municipal              0.050% to the net assets.
 Reinvestment Fund

EQUITY FUNDS
------------

Dean Witter American Value                0.0625% of the portion of the daily
 Fund                                     net assets not exceeding $250 million;
                                          0.050% of the portion of the daily net
                                          assets exceeding $250 million but not
                                          exceeding $2.25 billion; 0.0475% of
                                          the portion of the daily net assets
                                          exceeding $2.25 billion but not
                                          exceeding $3.5 billion; and 0.0450%
                                          of the portion of daily net assets
                                          exceeding $3.5 billion; and 0.0450% of
                                          the portion of daily net assets
                                          exceeding $3.5 billion.

Dean Witter Balanced Growth Fund          0.060% to the net assets.

Dean Witter Capital Appreciation          0.075% of the portion of the daily net
 Fund                                     assets not exceeding $500 million;
                                          0.0725% of the portion of the daily
                                          net assets exceeding $500 million.

Dean Witter Capital Growth                0.065% to the portion of the daily
 Securities                               net assets not exceeding $500
                                          million; 0.055% of the portion
                                          exceeding $500 million but not
                                          exceeding $1 billion; 0.050% of the
                                          portion exceeding $1 billion but not
                                          exceeding $1.5 billion; and 0.0475%
                                          of the daily net assets exceeding
                                          $1.5 billion.

Dean Witter Developing Growth             0.050% of the portion of the daily
 Securities Trust                         net assets not exceeding $500
                                          million; and 0.0475% of the portion
                                          of the daily net assets exceeding
                                          $500 million.

Dean Witter Dividend Growth               0.0625% of the portion of the daily
 Securities Inc.                          net assets not exceeding $250 million;
                                          0.050% of the portion of the daily
                                          net assets exceeding $250 million
                                          but not exceeding $1 billion; 0.0475%
                                          of the portion of the daily net assets
                                          exceeding $1 billion but not
                                          exceeding $2 billion; 0.045% of the
                                          portion of the daily net assets
                                          exceeding $2 billion but not exceeding
                                          $3 billion; 0.0425% of the portion of
                                          the daily net assets exceeding $3
                                          billion but not exceeding $4 billion;
                                          0.040% of the portion of the daily net
                                          assets exceeding $4 billion but not
                                          exceeding $5 billion; 0.0375% of the
                                          portion of the daily net assets
                                          exceeding $5 billion but not
                                          exceeding $6 billion; 0.035% of the
                                          portion of the daily net assets
                                          exceeding $6 billion but not
                                          exceeding $8 billion; 0.0325% of the
                                          portion of the daily net assets
                                          exceeding $8 billion but not
                                          exceeding $10 billion; 0.030% of
                                          the portion of the daily net assets
                                          exceeding $10 billion but not
                                          exceeding $15 billion; and 0.0275%
                                          of the portion of the daily net assets
                                          exceeding $15 billion.

Dean Witter European Growth               0.10% of the portion of the daily net
 Fund Inc.                                assets not exceeding $500 million;
                                          0.095% of the portion of the daily net
                                          assets exceeding $500 million but not
                                          exceeding $2 billion; and 0.090%
                                          of the portion of the daily net
                                          assets exceeding $2 billion.

Dean Witter Global Asset Allocation       0.040% to the net assets.
 Fund

Dean Witter Global Dividend               0.075% of the portion of the daily net
 Growth Securities                        assets not exceeding $1 billion;
                                          0.0725% of the portion of the daily
                                          net assets exceeding $1 billion but
                                          not exceeding $1.5 billion; 0.070% of
                                          the portion of the daily net assets
                                          exceeding $1.5 billion but not
                                          exceeding $2.5 billion; and 0.0675%
                                          of the portion of the daily net
                                          assets exceeding $2.5 billion but not
                                          exceeding $3.5 billion; and 0.065% of
                                          the portion of the daily net assets
                                          exceeding $3.5 billion.


Dean Witter Global Utilities Fund         0.065% of the portion of the daily net
                                          assets not exceeding $500 million; and
                                          0.0625% of the portion of the daily
                                          net assets exceeding $500 million.


Dean Witter Health Sciences Trust         0.10% of the portion of daily net
                                          assets not exceeding $500 million; and
                                          0.095% of the portion of daily net
                                          assets exceeding $500 million.

Dean Witter Income                        0.075% of the portion of daily net
 Builder Fund                             assets not exceeding $500 million;
                                          and 0.0725% of the portion of daily
                                          net assets exceeding $500 million but
                                          not exceeding $1 billion.

Dean Witter Information Fund              0.075% of the portion of daily net
                                          assets not exceeding $500 million; and
                                          0.0725% of the portion of the daily
                                          net assets exceeding $500 million.

Dean Witter International                 0.075% to the net assets.
 SmallCap Fund

Dean Witter Japan Fund                    0.060% to the net assets.

Dean Witter Mid-Cap Growth Fund           0.075% of the portion of the daily net
                                          assets not exceeding $500 million; and
                                          0.0725% of the portion of the daily
                                          net assets exceeding $500 million.

Dean Witter Natural Resource              0.0625% of the portion of the daily
 Development Securities Inc.              net assets not exceeding $250 million
                                          and 0.050% of the portion of the daily
                                          net assets exceeding $250 million.

Dean Witter Pacific Growth                0.10% of the portion of the daily net
 Fund Inc.                                assets not exceeding $1 billion;
                                          0.095% of the portion of the daily net
                                          assets exceeding $1 billion but not
                                          exceeding $2 billion; 0.090% of the
                                          portion of the daily net assets
                                          exceeding $2 billion.

Dean Witter Precious Metals               0.080% to the net assets.
 and Minerals Trust

Dean Witter Retirement Series-            0.085% to the net assets.
 American Value Series

Dean Witter Retirement Series-            0.085% to the net assets.
 Capital Growth Series

Dean Witter Retirement Series-            0.075% to the net assets.
 Dividend Growth Series

Dean Witter Retirement Series-            0.10% to the net assets.
 Global Equity Series

Dean Witter Retirement Series-            0.085% to the net assets.
 Strategist Series

Dean Witter Retirement Series-            0.075% to the net assets.
 Utilities Series

Dean Witter Retirement Series-            0.050% to the net assets.
 Value Added Market Series

Dean Witter Select Dimensions
Investment Series-
 American Value Portfolio                 0.0625% to the net assets.
 Balanced Portfolio                       0.045% to the net assets.
 Core Equity Portfolio                    0.051% to the net assets.
 Developing Growth Portfolio              0.050% to the net assets.
 Diversified Income Portfolio             0.040% to the net assets.
 Dividend Growth Portfolio                0.0625% to the net assets.
 Emerging Markets Portfolio               0.075% to the net assets.
 Global Equity Portfolio                  0.10% to the net assets.
 Mid-Cap Growth Portfolio                 0.075% to the net assets
 Utilities Portfolio                      0.065% to the net assets.
 Value-Added Market Portfolio             0.050% to the net assets.
Dean Witter Special Value Fund            0.075% to the net assets.

Dean Witter Strategist Fund               0.060% of the portion of the daily net
                                          assets not exceeding $500 million;
                                          0.055% of the portion of the daily net
                                          assets exceeding $500 million but not
                                          exceeding $1 billion; 0.050% of the
                                          portion of the daily net assets
                                          exceeding $1 billion but not
                                          exceeding $1.5 billion; and 0.0475%
                                          of the portion of the daily net
                                          assets exceeding $1.5 billion.

Dean Witter Utilities Fund                0.065% of the portion of the daily net
                                          assets not exceeding $500 million;
                                          0.055% of the portion of the daily net
                                          assets exceeding $500 million but not
                                          exceeding $1 billion; 0.0525% of the
                                          portion of the daily net assets
                                          exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.050% of the
                                          portion of the daily net
                                          assets exceeding $1.5 billion but not
                                          exceeding $2.5 billion;
                                          0.0475% of the portion of the daily
                                          net assets exceeding $2.5 billion but
                                          not exceeding $3.5 billion; 0.045% of
                                          the portion of the daily net assets
                                          exceeding $3.5 but not exceeding $5
                                          billion; and 0.0425% of the portion
                                          of the daily net assets exceeding $5
                                          billion.

Dean Witter Value-Added Market            0.050% of the portion of daily net
 Series                                   assets not exceeding $500 million;
                                          0.45% of the portion of the daily net
                                          assets exceeding $500 million but not
                                          exceeding $1 billion; and 0.0425% of
                                          the portion of the daily net assets
                                          exceeding $1 billion.

Dean Witter Variable Investment           0.075% to the net assets.
 Series-Capital Appreciation Portfolio

Dean Witter Variable Investment           0.065% to the net assets.
 Series-Capital Growth Portfolio

Dean Witter Variable Investment           0.0625% of the portion of the daily
 Series-Dividend Growth Portfolio         net assets not exceeding $500 million;
                                          and 0.050% of the portion of the daily
                                          net assets exceeding $500 million but
                                          not exceeding $1 billion; and 0.0475%
                                          of the portion of the daily net
                                          assets exceeding $1 billion.

Dean Witter Variable Investment           0.050% of the portion of the daily
 Series-Equity Portfolio                  net assets not exceeding $1 billion;
                                          and 0.0475% of the portion of the
                                          daily net assets exceeding $1 billion.

Dean Witter Variable Investment           0.060% to the net assets.
 Series-European Growth Portfolio

Dean Witter Variable Investment           0.075% to the net assets.
 Series-Income Builder Portfolio

Dean Witter Variable Investment           0.050% to the net assets.
 Series-Strategist Portfolio

Dean Witter Variable Investment           0.065% of the portion of the daily net
 Series-Utilities Portfolio               assets exceeding $500 million; and
                                          0.055% of the portion of the daily net
                                          assets exceeding $500 million.

Dean Witter World Wide                    0.055% of the portion of the daily net
 Investment Trust                         assets not exceeding $500 million; and
                                          0.05225% of the portion of the daily
                                          net assets exceeding $500 million.

MONEY MARKET FUNDS
------------------

Active Assets Trusts:                     0.050% of the portion of the daily net
(1) Active Assets Money Trust             assets not exceeding $500 million;
(2) Active Assets Tax-Free Trust          0.0425% of the portion of the daily
(3) Active Assets California Tax-Free     net assets exceeding $500 million but
    Trust                                 not exceeding $750 million; 0.0375% of
(4) Active Assets Government              the portion of the daily net assets
    Securities Trust                      exceeding $750 million but not
                                          exceeding $1 billion; 0.035% of the
                                          portion of the daily net assets
                                          exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.0325% of
                                          the portion of the daily net assets
                                          exceeding $1.5 billion but not
                                          exceeding $2 billion; 0.030% of the
                                          portion of the daily net assets
                                          exceeding $2 billion but not
                                          exceeding $2.5 billion; 0.0275% of
                                          the portion of the daily net assets
                                          exceeding $2.5 billion but not
                                          exceeding

                                          $3 billion; and 0.025% of the portion
                                          of the daily net assets exceeding
                                          $3 billion.

Dean Witter California Tax-Free           0.050% of the portion of the daily net
 Daily Income Trust                       assets not exceeding $500 million;
                                          0.0425% of the portion of the daily
                                          net assets exceeding $500 million but
                                          not exceeding $750 million; 0.0375% of
                                          the portion of the daily net assets
                                          exceeding $750 million but not
                                          exceeding $1 billion; 0.035% of the
                                          portion of the daily net assets
                                          exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.0325% of
                                          the portion of the daily net assets
                                          exceeding $1.5 billion but not
                                          exceeding $2 billion; 0.030% of the
                                          portion of the daily net assets
                                          exceeding $2 billion but not
                                          exceeding $2.5 billion; 0.0275% of
                                          the portion of the daily net assets
                                          exceeding $2.5 billion but not
                                          exceeding $3 billion; and 0.025% of
                                          the portion of the daily net assets
                                          exceeding $3 billion.

Dean Witter Liquid Asset                  0.050% of the portion of the daily net
 Fund Inc.                                assets not exceeding $500 million;
                                          0.0425% of the portion of the daily
                                          net assets exceeding $500 million but
                                          not exceeding $750 million; 0.0375% of
                                          the portion of the daily net assets
                                          exceeding $750 million but not
                                          exceeding $1 billion; 0.035% of the
                                          portion of the daily net assets
                                          exceeding $1 billion but not
                                          exceeding $1.35 billion; 0.0325% of
                                          the portion of the daily net assets
                                          exceeding $1.35 billion but not
                                          exceeding $1.75 billion; 0.030% of
                                          the portion of the daily net assets
                                          exceeding $1.75 billion but not
                                          exceeding $2.15 billion; 0.0275% of
                                          the portion of the daily net assets
                                          exceeding $2.15 billion but not
                                          exceeding $2.5 billion; 0.025% of the
                                          portion of the daily net assets
                                          exceeding $2.5 billion but not
                                          exceeding $15 billion; 0.0249% of the
                                          portion of the daily net assets
                                          exceeding $15 billion but not
                                          exceeding $17.5 billion; and 0.0248%
                                          of the portion of the daily net
                                          assets exceeding $17.5 billion.

Dean Witter New York Municipal            0.050% of the portion of the daily net
 Money Market Trust                       assets not exceeding $500 million;
                                          0.0425% of the portion of the daily
                                          net assets exceeding $500 million but
                                          not exceeding $750 million; 0.0375% of
                                          the portion of the daily net assets
                                          exceeding $750 million but not
                                          exceeding $1 billion; 0.035% of the
                                          portion of the daily net assets
                                          exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.0325% of
                                          the portion of the daily net assets
                                          exceeding $1.5 billion but not
                                          exceeding $2 billion; 0.030% of the
                                          portion of the daily net assets
                                          exceeding $2 billion but not
                                          exceeding $2.5 billion; 0.0275% of
                                          the portion of the daily net assets
                                          exceeding $2.5 billion but not
                                          exceeding $3 billion; and 0.025% of
                                          the portion of the daily net assets
                                          exceeding $3 billion.

Dean Witter Retirement Series-            0.050% of the net assets.
 Liquid Asset Series

Dean Witter Retirement Series-            0.050% of the net assets.
 U.S. Government Money
 Market Series

Dean Witter Select Dimensions             0.050% to the net assets.
 Investment Series-
 Money Market Portfolio

Dean Witter Tax-Free Daily                0.050% of the portion of the daily net
 Income Trust                             assets not exceeding $500 million;
                                          0.0425% of the portion of the daily
                                          net assets exceeding $500 million but
                                          not exceeding $750 million; 0.0375% of
                                          the portion of the daily net assets
                                          exceeding $750 million but not
                                          exceeding $1 billion; 0.035% of the
                                          portion of the daily net assets
                                          exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.0325% of
                                          the portion of the daily net assets
                                          exceeding $1.5 billion but not
                                          exceeding $2 billion; 0.030% of the
                                          portion of the daily net assets
                                          exceeding $2 billion but not
                                          exceeding $2.5 billion; 0.0275% of
                                          the portion of the daily net assets
                                          exceeding $2.5 billion but not
                                          exceeding $3 billion; and 0.025% of
                                          the portion of the daily net assets
                                          exceeding $3 billion.

Dean Witter U.S. Government               0.050% of the portion of the daily net
 Money Market Trust                       assets not exceeding $500 million;
                                          0.0425% of the portion of the daily
                                          net assets exceeding $500 million but
                                          not exceeding $750 million; 0.0375% of
                                          the portion of the daily net assets
                                          exceeding $750 million but not
                                          exceeding $1 billion; 0.035% of the
                                          portion of the daily net assets
                                          exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.0325% of
                                          the portion of the daily net assets
                                          exceeding $1.5 billion but not
                                          exceeding $2 billion; 0.030% of the
                                          portion of the daily net assets
                                          exceeding $2 billion but not
                                          exceeding $2.5 billion; 0.0275% of
                                          the portion of the daily net assets
                                          exceeding $2.5 billion but not
                                          exceeding $3 billion; and 0.025% of
                                          the portion of the daily net assets
                                          exceeding $3 billion.

Dean Witter Variable Investment           0.050% to the net assets.
 Series-Money Market Portfolio

  Monthly compensation calculated weekly by applying the following annual rates to the weekly net assets.

CLOSED-END FUNDS
----------------

Dean Witter Government Income             0.060% to the average weekly net
 Trust                                    assets.

High Income Advantage Trust               0.075% of the portion of the average
                                          weekly net assets not exceeding $250
                                          million; 0.060% of the portion of
                                          average weekly net assets exceeding
                                          $250 million and not exceeding $500
                                          million; 0.050% of the portion of
                                          average weekly net assets exceeding
                                          $500 million and not exceeding $750
                                          million; 0.040% of the portion of
                                          average weekly net assets exceeding
                                          $750 million and not exceeding $1
                                          billion; and 0.030% of the portion of
                                          average weekly net assets exceeding
                                          $1 billion.

High Income Advantage Trust II            0.075% of the portion of the average
                                          weekly net assets not exceeding $250
                                          million; 0.060% of the portion of
                                          average weekly net assets exceeding
                                          $250 million and not exceeding $500
                                          million; 0.050% of the portion of
                                          average weekly net assets exceeding
                                          $500 million and not exceeding $750
                                          million; 0.040% of the portion of
                                          average weekly net assets exceeding
                                          $750 million and not exceeding $1
                                          billion; and 0.030% of the portion of
                                          average weekly net assets exceeding
                                          $1 billion.

High Income Advantage Trust III           0.075% of the portion of the average
                                          weekly net assets not exceeding $250
                                          million; 0.060% of the portion of
                                          average weekly net assets exceeding
                                          $250 million and not exceeding $500
                                          million; 0.050% of the portion of
                                          average weekly net assets exceeding
                                          $500 million and not exceeding $750
                                          million; 0.040% of the portion of the
                                          average weekly net assets exceeding
                                          $750 million and not exceeding $1
                                          billion; and 0.030% of the portion of
                                          average weekly net assets exceeding
                                          $1 billion.

InterCapital Income Securities            0.050% to the average weekly net
 Inc.                                     assets.

InterCapital Insured Municipal            0.035% to the average weekly net
 Bond Trust                               assets.

InterCapital Insured Municipal            0.035% to the average weekly net
 Trust                                    assets.

InterCapital Insured Municipal            0.035% to the average weekly net
 Income Trust                             assets.

InterCapital California Insured           0.035% to the average weekly net
 Municipal Income Trust                   assets.

InterCapital Quality Municipal            0.035% to the average weekly net
 Investment Trust                         assets.

InterCapital New York Quality             0.035% to the average weekly net
 Municipal Securities                     assets.

InterCapital Quality Municipal            0.035% to the average weekly net
 Income Trust                             assets.

InterCapital Quality Municipal            0.035% to the average weekly net
 Securities                               assets.

InterCapital California Quality           0.035% to the average weekly net
 Municipal Securities                     assets.

InterCapital Insured Municipal            0.035% to the average weekly net
 Securities                               assets.

InterCapital Insured California           0.035% to the average weekly net
 Municipal Securities                     assets.